EXHIBIT 99.1

KCG HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS(1)

(Unaudited)

	For the three months ended September 30,		For the nine months ended September 30,
	2013	2012	2013	2012
	(In thousands, except per share amounts)
Revenues
Trading revenues, net	$230,471	$92,556	$415,495	$333,737
Commissions and fees	109,079	25,542	164,391	79,487
Interest, net	(177)	(781)	(970)	(1,998)
Investment income and other, net	128,446	13,285	119,207	14,015

Total revenues	467,819	130,602	698,123	425,241

Expenses
Employee compensation and benefits	129,631	31,875	236,983	111,395
Execution and clearance fees	81,023	42,267	167,931	144,656
Communications and data processing	44,046	21,681	86,040	67,380
Interest	23,870	706	26,515	2,002
Depreciation and amortization	20,091	7,574	36,004	27,180
Payments for order flow	16,431	717	17,468	2,128
Professional fees	9,077	2,575	38,928	7,690
Occupancy and equipment rentals	8,898	3,240	15,454	8,865
Business development	2,644	6	2,686	19
Writedown of assets and lease loss accrual	936	—	4,248	—
Other	11,318	5,349	30,028	19,002

Total expenses	347,965	115,990	662,285	390,317

Income from continuing operations before income taxes	119,854	14,612	35,838	34,924
Income tax (benefit) expense	(107,767)	4,805	(102,478)	10,368

Income from continuing operations, net of tax	227,621	9,807	138,316	24,556
Loss from discontinued operations, net of tax	(784)	—	(784)	—

Net income	$226,837	$9,807	$137,532	$24,556

Basic earnings per share from continuing operations	$1.99	$0.21	$2.02	$0.49

Diluted earnings per share from continuing operations	$1.98	$0.21	$2.01	$0.49

Basic loss per share from discontinued operations	$(0.01)	—	$(0.01)	—

Diluted loss per share from discontinued operations	$(0.01)	—	$(0.01)	—

Basic earnings per share	$1.99	$0.21	$2.00	$0.49

Diluted earnings per share	$1.98	$0.21	$2.00	$0.49

Shares used in computation of basic earnings (loss) per share	114,113	46,411	68,632	49,619

Shares used in computation of diluted earnings (loss) per share	114,773	46,411	68,855	49,619

(1)	Third quarter 2013 includes the results of KCG Holdings, Inc. Year to date 2013 includes three months of results of KCG Holdings, Inc. plus six months of GETCO Holding Company, LLC. All of 2012 reflect the results of GETCO Holding Company, LLC. Certain reclassifications have been made to the prior periods Consolidated Statements of Operations to conform to current presentation.

KCG HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	September 30, 2013	December 31, 2012(1)
		(Restated)
	(In thousands)
ASSETS
Cash and cash equivalents	$798,712	$427,631
Cash and securities segregated under federal and other regulations	216,442	—
Financial instruments owned, at fair value:
Equities	2,156,466	378,933
Listed options	288,227	92,305
Debt securities	79,284	183,637

Total financial instruments owned, at fair value	2,523,977	654,875
Collateralized agreements:
Securities borrowed	1,370,921	52,261
Receivable from brokers, dealers and clearing organizations	1,330,113	142,969
Fixed assets and leasehold improvements, less accumulated depreciation and amortization	161,865	83,341
Investments	125,889	248,438
Goodwill	18,398	4,645
Intangible assets, less accumulated amortization	192,045	46,123
Deferred tax asset	169,619	4,180
Assets within discontinued operations	6,098,299	—
Other assets	287,015	23,073

Total assets	$13,293,295	$1,687,536

LIABILITIES, REDEEMABLE PREFERRED MEMBER’S EQUITY AND EQUITY
Liabilities
Financial instruments sold, not yet purchased, at fair value:
Equities	$1,848,728	$423,740
Listed options	229,722	69,757
Debt securities	79,057	19,056
Other financial instruments	5,431	—

Total financial instruments sold, not yet purchased, at fair value	2,162,938	512,553
Collateralized financings:
Securities loaned	543,451	—
Financial instruments sold under agreements to repurchase	595,029	—

Total collateralized financings	1,138,480	—
Payable to brokers, dealers and clearing organizations	666,178	24,185
Payable to customers	486,136	—
Accrued compensation expense	130,158	27,728
Accrued expenses and other liabilities	220,648	118,068
Capital lease obligations	12,453	24,191
Liabilities within discontinued operations	6,006,024	—
Short-term debt	235,000	—
Long-term debt	722,259	15,000

Total liabilities	11,780,274	721,725

Redeemable preferred member’s equity	—	311,139
Equity
Members' equity	—	654,672
Class A common stock	1,235	—
Additional paid-in capital	1,299,907	—
Retained earnings	226,837	—
Treasury stock, at cost	(9,811)	—
Accumulated other comprehensive loss	(5,147)	—

Total equity	1,513,021	654,672

Total liabilities, redeemable preferred member’s equity and equity	$13,293,295	$1,687,536

(1)	GETCO Holding Company, LLC. Certain reclassifications have been made to the prior period Consolidated Statement of Financial Condition to conform to current presentation.

KCG HOLDINGS, INC.

PRE-TAX EARNINGS FROM CONTINUING OPERATIONS BY BUSINESS SEGMENT*

(In thousands)

(Unaudited)

	For the three months ended September 30,		For the nine months ended September 30,
	2013	2012	2013	2012
Market Making
Revenues	$240,110	$107,672	$455,678	$383,203
Expenses	192,257	99,458	400,070	345,227

Pre-tax earnings	47,853	8,214	55,608	37,976

Global Execution Services
Revenues	91,366	9,258	113,701	27,248
Expenses	107,720	10,378	134,949	31,087

Pre-tax loss	(16,354)	(1,120)	(21,248)	(3,839)

Corporate and Other
Revenues	136,343	13,672	128,744	14,790
Expenses	47,988	6,154	127,266	14,003

Pre-tax earnings	88,355	7,518	1,478	787

Consolidated
Revenues	467,819	130,602	698,123	425,241
Expenses	347,965	115,990	662,285	390,317

Pre-tax earnings	$119,854	$14,612	$35,838	$34,924

*	Totals may not add due to rounding.

Third quarter 2013 includes the results of KCG Holdings, Inc. Year to date 2013 includes three months of results of KCG Holdings, Inc. plus six months of GETCO Holding Company, LLC. All of 2012 reflect the results of GETCO Holding Company, LLC.

KCG HOLDINGS, INC.

Regulation G Reconciliation of Non-GAAP financial measures (Continuing operations)(1)

(in thousands)

Three months ended September 30, 2013	Market Making	Global Execution Services	Corporate and Other	Consolidated
Reconciliation of GAAP Pre-Tax to Non-GAAP Pre-Tax:
GAAP Income (Loss) from continuing operations before income taxes	$47,853	$(16,354)	$88,355	$119,854
Gain on investment in Knight Capital Group, Inc.	—	—	(127,972)	(127,972)
Compensation and other expenses related to reduction in workforce	2,309	15,132	—	17,441
Professional and other fees related to Mergers and August 1st technology issue	—	—	7,269	7,269
Writedown of assets and lease loss accrual	108	—	828	936

Non GAAP Income (Loss) from continuing operations before income taxes	$50,270	$(1,222)	$(31,520)	$17,528

Nine months ended September 30, 2013	Market Making	Global Execution Services	Corporate and Other	Consolidated
Reconciliation of GAAP Pre-Tax to Non-GAAP Pre-Tax:
GAAP Income (Loss) from continuing operations before income taxes	$55,608	$(21,248)	$1,478	$35,838
Gain on investment in Knight Capital Group, Inc.	—	—	(127,972)	(127,972)
Professional and other fees related to Mergers and August 1st technology issue	—	—	44,398	44,398
Compensation and other expenses related to reduction in workforce	6,264	15,997	—	22,261
Unit acceleration due to Mergers	—	—	22,031	22,031
Strategic asset impairment	—	—	9,184	9,184
Writedown of assets and lease loss accrual	108	—	4,525	4,633

Non GAAP Income (Loss) from continuing operations before income taxes	$61,980	$(5,251)	$(46,356)	$10,373

*	Totals may not add due to rounding

(1)	Third quarter 2013 includes the results of KCG Holdings, Inc. Year to date 2013 includes three months of results of KCG Holdings, Inc. plus six months of GETCO Holding Company, LLC. All of 2012 reflect the results of GETCO Holding Company, LLC.

KCG HOLDINGS, INC.

Regulation G Reconciliation of Non-GAAP financial measures (Continuing operations)

(in thousands)

Three months ended September 30, 2012	Market Making	Global Execution Services	Corporate and Other	Consolidated
Reconciliation of GAAP Pre-Tax to Non-GAAP Pre-Tax:
GAAP Income (Loss) from continuing operations before income taxes	$8,214	$(1,120)	$7,518	$14,612
Investment gain	—	—	(11,354)	(11,354)

Non GAAP Income (Loss) from continuing operations before income taxes	$8,214	$(1,120)	$(3,836)	$3,258

Nine months ended September 30, 2012	Market Making	Global Execution Services	Corporate and Other	Consolidated
Reconciliation of GAAP Pre-Tax to Non-GAAP Pre-Tax:
GAAP Income (Loss) from continuing operations before income taxes	$37,976	$(3,839)	$787	$34,924
Investment gain	—	—	(11,354)	(11,354)

Non GAAP Income (Loss) from continuing operations before income taxes	$37,976	$(3,839)	$(10,567)	$23,570

*	Totals may not add due to rounding